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                                                                 EXHIBIT 10.(v)

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


        THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT ("Agreement") is made and entered into this 10th day of March, 1999, by and between Rankin Automotive Group, Inc., a Louisiana Corporation (the "Company"), and Ali Attayi, a resident of the State of Texas ("Attayi").

                                  WITNESSETH:

        WHEREAS, Attayi, together with his wife and trusts established for the benefit of his children (the "Attayi Group"), own all of the outstanding shares of capital stock of U.S. Parts Corporation, a Texas corporation ("U.S. Parts"); and

        WHEREAS, U.S. Parts and the Company have entered into that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of February 26, 1999, whereby the Company purchased substantially all of the assets of U.S. Parts in exchange for $8,000,000 and 600,000 shares of the Company's common stock, par value $0.01 per share, (the "Common Stock") and Attayi and the Company have entered into a Stock Option Agreement dated the 10th of March, 1999 providing for the grant to Attayi of an option to purchase 300,000 shares of Common Stock (the "Stock Option Agreement"); and

        WHEREAS, as a condition of the Purchase Agreement, the Company has agreed to enter into this Purchase Agreement with Attayi, providing Attayi and members of his family with certain registration rights on the Common Stock to be received by them as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties agree as follows:

                                   ARTICLE 1

                              CERTAIN DEFINITIONS

         1.1 Definitions. The following terms, which are capitalized in this Agreement, shall have the meanings set forth below for the purpose of this
Agreement:

         Business Day                 means any day on which the New York Stock
                                      Exchange is open for trading.





         Eligible Securities          means all or any portion of the Common
                                      Stock issued pursuant to the Purchase
                                      Agreement, all or any portion of the
                                      Common Stock acquired by Attayi upon
                                      exercise of the option under the Stock
                                      Option Agreement and any Common Stock
                                      issued in respect of any such shares upon any stock split, stock dividend, recapitalization or other similar event.
                                      As to any proposed offer or sale of
                                      Eligible Securities, such securities
                                      shall cease to be Eligible Securities
                                      with respect to such proposed offer or
                                      sale when: (i) a registration statement
                                      with respect to the sale of such
                                      securities shall have become effective
                                      under the Securities Act of 1933, as
                                      amended (the "Securities Act"), and such securities shall have been disposed of in accordance with such registration statement; (ii) such securities are permitted to be distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act to be confirmed in a written opinion of counsel to the Company; or (iii) such securities shall have been otherwise transferred pursuant

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT



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                                      to an applicable exemption under the
                                      Securities Act, and such securities shall be freely transferable to the public without registration under the Securities Act.

         Registration Expenses        means all expenses incident to the
                                      Company's performance of or compliance
                                      with the registration requirements set
                                      forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of the
                                      Company's counsel(s), accountants and
                                      experts in connection with the
                                      registration of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration. statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of, (iv) Securities and Exchange
                                      Commission (the "Commission") or blue sky registration fees attributable to Eligible
                                      Securities; (v) all expenses in connection with the qualification of Eligible
                                      Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities
                                      Dealers, Inc. of the terms of the sale of Eligible Securities to be disposed of; and
                                      (vi) fees and expenses incurred in
                                      connection with the listing of Eligible
                                      Securities on each securities exchange on which securities of the same class are then Listed; provided, however, that
                                      Registration Expenses with respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible
                                      Securities, transfer taxes applicable to
                                      Eligible Securities or any legal fees or costs incurred by Attayi in connection with the registration of Eligible
                                      Securities pursuant to this Agreement
                                      (other than legal fees or costs incurred at the request of the Company).

         1.2 Other Defined Terms. Capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings assigned to them in the Purchase Agreement being entered into simultaneously herewith.

                                   ARTICLE 2

                      EFFECTIVENESS OF REGISTRATION RIGHTS

         2.1 Registration Rights. The registration rights granted under this Agreement to holders of Eligible Securities shall become effective two (2) years from the date of this Agreement. In addition, the registration rights under this Agreement shall remain effective only so long as holders of Eligible Securities own in the aggregate of at least twenty (20)% of the Common Stock being issued pursuant to the Purchase Agreement.


REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


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                                   ARTICLE 3

                              REGISTRATION REQUEST

         3.1 Demand Registration. Subject to Section 3.2 below, upon written notice from a holder of Eligible Securities requesting that the Company effect a registration under the Securities Act of all or a portion of the Eligible Securities held by such holder ("Notice"), which notice shall specify the number of Eligible Securities intended to be sold and state the intended method or methods of disposition of such Eligible Securities, the Company will use all reasonable efforts to effect (at the earliest possible date) the registration under the Securities Act of such Eligible Securities for disposition in accordance with the intended method or methods of disposition stated in such request.

         3.2 Registration Provisions. The registration rights granted under Sections 3.1 are subject to the following provisions:

         (a) if the Company shall have previously effected and maintained effective for at least six months (or such lesser period as shall have been necessary for the sale of all of the securities proposed to be sold in connection therewith) a registration with respect to Eligible Securities pursuant to Article 4 hereof, the Company shall not be required to file a registration pursuant to this Article 3 until a period of one hundred eighty
(180) days shall have elapsed from the earlier of six months from the effective date of the most recent previous registration or the sale of all of the Eligible Securities covered by such registration;

         (b) if, upon receipt of a registration request pursuant to this
Article 3, the Company is advised in writing (with a copy to the holders of Eligible Securities) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with a public offering of securities by the Company that, in such firm's opinion, a registration at the time and on the terms requested would materially adversely affect another public offering of securities by the Company (other than an offering in connection with employee benefit and similar plans) (a "Company Offering") that had been contemplated by the Company prior to the notice by a holder of Eligible Securities, the Company shall not be required to file a registration pursuant to this Article 3 until the earliest of (i) 120 days after the completion of such Company Offering, (ii) the termination of any "black out" period, if any, required by the underwriters to be applicable to a holder of Eligible Securities in connection with such Company Offering and agreed to in writing by such holder, (iii) promptly after abandonment of such Company Offering;

         (c) if, while a registration request is pending pursuant to Article 3, the Company determines in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that the filing of a registration statement would require the disclosure of non-public material information, the disclosure of which would have a material adverse effect on the Company or would otherwise adversely affect a material financing, acquisition, disposition, merger or other comparable transaction, the Company shall deliver a certificate to such effect signed by its President or any Vice President to the holder of Eligible Securities requesting registration and the Company shall not be required to file a registration pursuant to this Article 3 until the date upon which such material information is disclosed to the public or ceases to be material, but in no event shall the filing of a registration statement be postponed pursuant to this Article 3.2(c) for more than ninety (90) days from the date of the certificate referenced herein; and

         (d) the Company shall not be required to effect more than one registration pursuant to this Article 3. In order to count as an "effected" registration, the registration statement with respect thereto shall not have been withdrawn and shall have remained effective for a period of at least nine months.

         3.3 Selection of Underwriter. The holder of Eligible Securities requesting registration may select a nationally or regionally recognized, independent investment banking firm to act as lead underwriter in his request for registration, provided that the selection of an underwriter shall be subject to (i) any obligations of the Company pursuant to any underwriting agreement to which the Company is a party and (ii) approval by the Company, which approval shall not be unreasonably withheld. If a request for registration pursuant to this


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Article 3 contemplates an underwritten public offering as one of the methods of disposition and does not specify an underwriter, the Company shall use reasonable efforts to obtain an underwriter for such offering; provided, however, that if the Company is unable to secure an underwriter, the Company shall notify the holder of Eligible Securities requesting registration of such unavailability and, if an underwritten public offering is the sole proposed method of distribution, the request for registration shall be deemed to be withdrawn, until such time as the holder of Eligible Securities requesting registration shall present to the Company an underwriter willing to underwrite the offering, subject to the approval of the Company.

         3.4 Registration Expenses. With respect to a registration requested pursuant to this Article 3 and any registration arising from an exercise of a Blackout Termination Right (as defined below), the Company shall pay all Registration Expenses.

                                   ARTICLE 4

                            INCIDENTAL REGISTRATION

         4.1 Notice and Registration. If the Company at any time proposes to register any of its equity securities under the Securities Act (other than by a registration on Form S-4, Form S-8 or any successor or similar form, or in connection with a tender offer, merger, or other acquisition, and other than pursuant to Section 3.1), whether or not for sale for its own account (the "Other Securities"), it will each such time give prompt written notice to the holders of Eligible Securities of its intention to do so and of the Attayi Group's rights under this Article 4.1. Upon the written request of any holder of Eligible Securities made within 30 days after the date of any such notice given in accordance with Article 5 hereof, the Company will use its best efforts to effect the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by a holder thereof, to the extent requisite to permit the disposition of the Eligible Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of the Other Securities, the Company may, at its election, give written notice of such determination to holders of Eligible Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Eligible Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of holders of Eligible Securities to request that such registration be effected as a registration under Article 3, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Eligible Securities for the same period as the delay in registering such Other Securities.

         4.2 If (i) a registration pursuant to this Article 4 involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized national or regional standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the holders of Eligible Securities requesting such registration by letter of its good faith belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering or that the inclusion would adversely affect the marketing or the selling price of the securities to be sold by the Company therein, if applicable, then the Company may include all securities proposed by the Company to be sold for its own account and may decrease the number of Eligible Securities and other securities of the Company so proposed to be sold and so requested to be included in such registration (pro rata on the basis of the percentage of the securities of the Company sought to be registered that are held by holders of Eligible Securities and holders of Other Securities) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter. Notwithstanding the foregoing, if the registration referred to herein involves an underwritten offering of securities being registered for sale by holders of Other Securities pursuant to the exercise by such holders of demand registration rights (the "Demand Securities"), the Company will include in such registration the Demand Securities proposed to be sold and may decrease the number of Eligible Securities proposed to be sold and any Other Securities proposed to be sold pursuant to





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the exercise of "incidental" or "piggyback" registration rights (pro rata on the basis of the percentage of the securities sought to be registered that are held by holders of Eligible Securities and holders exercising "incidental" or "piggyback" registration rights) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter. In such case, no securities shall be offered for sale by the Company.

         4.3 No registration of Eligible Securities effected under this Article 4 shall relieve the Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Article 3.

         4.4 Registration Expenses. The Company (as between the Company and holders of Eligible Securities) shall be responsible for the payment of all Registration Expenses incurred in connection with any registration pursuant to this Article 4.

                                   ARTICLE 5

                            REGISTRATION PROCEDURES

         5.1 If and whenever the Company is required to effect the registration of any Eligible Securities under the Securities Act as provided in Article 3 or 4, the Company will as promptly as is practicable:

         (a) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become and remain effective for a period of nine months, provided that the Company may discontinue any registration of its securities which are not Eligible Securities at any time prior to the effective date of the registration statement relating thereto;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement, or the expiration of nine months after such Registration Statement becomes effective (the "Effective Period"), unless such Registration Statement was filed in reliance upon Rule 415(a), as promulgated by the Commission under the Securities Act, in connection with a continuous or delayed offering of the Eligible Securities, in which case the Effective Period shall expire on the second annual anniversary of the effective date of such Registration Statement.

         (c) furnish to holders and to any underwriter of such Eligible Securities (1) such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), (2) such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, (3) such documents incorporated by reference in such registration statement or prospectus, and (4) such other documents as any such holder or such underwriter may reasonably request;

         (d) use all reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as holders or any underwriter of such Eligible Securities shall reasonably request, and do any and all other acts and things which may be reasonably requested by such holders or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;


REGISTRATION RIGHTS AND LOCK-UP AGREEMENT



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         (e) use all reasonable efforts to list the Eligible Securities on each national securities exchange on which the Common Stock is then listed, if the listing of such securities is then permitted under the rules of such exchange;

         (f) furnish to holders of Eligible Securities included in such registration statement, an opinion of counsel for the Company addressed to each such holder, dated the date of the closing under the underwriting agreement, and (ii) use all reasonable efforts to furnish to each such holder a "comfort letter" signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to each such holder, each such document covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as such holders may reasonably request; and

         (g) immediately notify holders of Eligible Securities included in such registration statement at any time when a prospectus relating to a registration pursuant to Article 3 or 4 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of such holders prepare and furnish to such holders as many copies of a supplement to or an amendment of such prospectus as such holders reasonably request so that, as thereafter delivered to such holders, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         The Company may require holders of Eligible Securities included in such registration statement to furnish the Company such information regarding each such holder and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection with any registration.

         Holders of such Eligible Securities agree that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (g) of this Article 5.1, such holder will forthwith discontinue such holder's disposition of Shares pursuant to the registration statement relating to such Eligible Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (g) of this Section 5.1 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession, of the prospectus relating to such Shares.

         5.2 (a) If requested by the underwriters for any underwritten offering of any Eligible Securities pursuant to a registration requested under Article 3, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the holders of such Eligible Securities and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Article 7 and the holders of such Eligible Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable requests of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of such Eligible Securities, if necessary, shall be a party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for their benefit, and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the holders of such Eligible


REGISTRATION RIGHTS AND LOCK-UP AGREEMENT



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Securities. The holders of such Eligible Securities, shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements typical in an offering of that type, including those regarding such holders, their shares and their intended method of distribution, any other information supplied by such holder for use in the registration statement and any other representation required by law.

         (b) If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Article 4 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by a holder of Eligible Securities as provided in
Article 4 and subject to the provisions of Article 5, arrange for such underwriters to include all the shares to be offered and sold by such holder among the securities to be distributed by such underwriters. Holders whose Eligible Securities are to be distributed by such underwriters shall be a party to the underwriting agreement between the Company and such underwriters and may, at such holder's option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holder. Holders of such Eligible Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, or agreements typical in an offering of this type, including those regarding such holders, their Eligible Securities and their intended method of distribution and any other representation required by law.

         5.3 Blackout Periods. (a) At any time when a registration statement effected pursuant to Article 3 relating to Eligible Securities is effective, upon written notice from the Company to holders of such Eligible Securities that the Company determines in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that such holders' sale of Eligible Securities pursuant to the registration statement would require disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company (an "Information Blackout"), such holders shall suspend sales of Eligible Securities pursuant to such registration statement until the earlier of:

         (i) the date upon which such material information is disclosed to the. public or ceases to be material, and

         (ii) such time as the Company notifies such holders that sales pursuant to such registration statement may be resumed (the number of days from such suspension of sales by such holders until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period").

         (b) Any delivery by the Company of notice of an Information Blackout during the 90 days immediately following effectiveness of any registration statement effected pursuant to Article 3 hereof shall give the holders of Eligible Securities included therein the right, by written notice to the Company within 20 Business Days after the end of such blackout period, to cancel such registration and obtain one additional registration right under
Article 3 during the twelve month period immediately following such blackout period (a "Blackout Termination Right").

         (c) If there is an Information Blackout and holders of Eligible Securities do not exercise their cancellation right, if any, pursuant to (b) above, or, if such cancellation right is not available, the time period set forth in Article 3 shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

 5.4 Qualification for Rule 144 Sales. The Company will take all actions reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) so as to enable holders to sell Eligible Securities without registration under the Securities Act and, upon the written request of any such holder, the Company will deliver to such holder a written statement as to whether it has complied with such filing requirements.


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                                   ARTICLE 6

                     PREPARATION; REASONABLE INVESTIGATION

         6.1 Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Eligible Securities under the Securities Act, the Company will give the holders of Eligible Securities proposed to be included therein and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary.

                                   ARTICLE 7

                        INDEMNIFICATION AND CONTRIBUTION

         7.1 Indemnification and Contribution. (a) In the event of any registration of any Eligible Securities hereunder, the Company will enter into customary indemnification arrangements to indemnify and hold harmless, each holder of Eligible Securities included therein, each underwriter participating in the offering or sale of such securities, and each person (as defined in the Securities Act of 1933, as amended), if any, who controls any such holder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly reimburse each such person for any legal or any other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by holders of Eligible Securities included therein or such underwriter expressly for use in the registration statement. Such indemnity shall remain in, full force and effect regardless of any investigation made by or on behalf of any such person and shall survive the transfer of such securities. The Company also shall agree to provide provision for contribution in circumstances where such indemnity is held unenforceable.

         (b) Each holder of Eligible Securities included therein, by virtue of exercising registration rights hereunder, agrees and undertake to enter into customary indemnification arrangements to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Article
7) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each person who participates as an underwriter in the offering or sale of such securities, each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by such holder to the Company expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the registered securities by such holder and the expiration of this Agreement.

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         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Article 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Article 7, except to the extent that the indemnifying party is prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment defenses may be available to the indemnified party that may not be available to the indemnifying party or a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                                   ARTICLE 8

                                 MISCELLANEOUS

         8.1 Captions. The captions or headings in this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

         8.2 Severability. If any clause, provision or section of this Agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

         8.3 Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Louisiana, without reference to its rules as to conflicts or choice of laws.

         8.4 Modification and Amendment. This Agreement may not be changed, modified, discharged or amended, except by an instrument signed by all of the parties hereto.

         8.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         8.6 Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

         8.7 Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and Attayi. Attayi may assign his rights hereunder to one or more members of the Attayi Group. In addition, any member of the Attayi Group may assign its rights to any other person so long as such persons agree to act in concert with respect to all matters under this Agreement. Any such assignee must agree to be bound by the terms hereof. The members of the Attayi Group shall act by and through Ali Attayi with respect to the actions contemplated by this Agreement and, in the event of Ali Attayi's death or disability, through such other member of the Attayi Group as the other members of the Attayi Group may designate by notice to the Company.


REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


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




         8.8 Notices. All notices, requests, demands, consents and other communications required or permitted to be given pursuant to this Agreement shall be in writing and delivered by hand, by overnight courier delivery service or by certified mail, return receipt requested, postage prepaid. Notices shall be deemed given when actually received, which shall be deemed to be not later than the next Business Day if sent by overnight courier or after three (3) Business Days if sent by mail. Notice to Attayi shall be made to the address specified in the Purchase Agreement, or such other address as designated, from time to time, by Attayi. Notice to the Company shall be sent to Rankin Automotive Group, 3711 S. MacArthur Drive, Alexandria, LA 71032,
Attn: Mr. Randall Rankin.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.



ATTEST:                                  RANKIN AUTOMOTIVE GROUP, INC.


By:                                      By:
   --------------------------               -----------------------------------
Its:                                     Title:
    -------------------------                  --------------------------------

(CORPORATE SEAL)




-----------------------------            --------------------------------------
Witness                                  Ali Attayi

-----------------------------
Witness


REGISTRATION RIGHTS AND LOCK-UP AGREEMENT




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